EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. SS.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Orphan Medical, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John H. Bullion, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                    /s/ John H. Bullion
                                                    ----------------------------
                                                    John H. Bullion
                                                    Chief Executive Officer
                                                    August 14, 2003


A signed original of this written statement required by Section 906 has been provided to Orphan Medical, Inc. and will be retained by Orphan Medical, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

















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